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										EXHIBIT 10(i)
                              NINTH AMENDMENT TO
                            THE ADVEST THRIFT PLAN

                       Effective as of January 1, 1997
                       (except as otherwise indicated)

1.	Section 2.11 of The Advest Thrift Plan (the "Plan") is hereby amended by adding the following new paragraph to the end thereof, to read in its entirety as follows, effective as of January 1, 1998:

		"For Plan Years beginning after December 31, 1997, for purposes of this Section, the determination of "415 Compensation" shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h)(1)(B), 403(b) or 457(b), and Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions."

2.	Section 2.14 of the Plan is hereby amended by deleting the last two sentences from the end thereof.

3.	Section 2.20 of the Plan is hereby amended by deleting the last paragraph from the end thereof.

4.	Article II is hereby further amended by deleting therefrom Section 2.21 and by renumbering subsequent sections accordingly.

5.	Existing Section 2.24 of the Plan is hereby amended by deleting the last paragraph from the end thereof.

6.	Existing Section 2.25 of the Plan is hereby amended to read in its entirety as follows:

		"2.25 "Highly Compensated Employee" shall mean an Employee who performed services for the Employer during the determination year and is in one or more of the following groups:

	     (a)  Employees who at any time during the determination
		year or look-back year were five-percent owners of the Employer. Five-percent owner means any person who owns (or is considered as owning within the meaning of Section 318 of the Code) more than five percent of the outstanding stock of the Employer or stock possessing more than five percent of the total combined voting power of all stock of

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		the Employer.  In determining percentage ownership hereunder,
		employers that would otherwise be aggregated under Sections 414(b), (c), (m) or (o) of the Code shall be treated as separate employers.

	     (b)  Employees who received Code Section 415 Compensation
		during the look-back year from the Employer in excess of $80,000 (as adjusted at the same time and in the same manner as provided under Section 415(d) of the Code).

		The "determination year" shall be the Plan Year for which testing is being performed, and the "look-back year" shall be the immediately preceding twelve-month period.

		For purposes of this Section, the determination of Code Section 415 Compensation for Plan Years beginning before January 1, 1998 shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h)(1)(B), 403(b) or 457(b), and Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions. Additionally, the dollar threshold amount specified in (b) above shall be adjusted at such time and in the same manner as under Code Section 415(d), except that the base period shall be the calendar quarter ending September 30, 1996. In the case of such an adjustment, the dollar limit which shall be applied is the limit for the calendar year in which the "look-back year" begins."

7.	Existing Section 2.30 of the Plan is hereby amended to read in its entirety as follows:

		"2.30 "Non-Highly Compensated Participant" shall mean any Participant who is not a Highly Compensated Employee."

8.	Article II of the Plan is hereby further amended by adding the following new Section 2.39 and by renumbering existing Section 2.39 and subsequent sections accordingly: effective as of December 12, 1994:

		"2.39 "USERRA" shall mean the Uniform Services Employment and Reemployment Rights Act of 1994. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u)."

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9.	Section 5.3(b) of the Plan is hereby amended to read in its entirety as follows:

	"(b)	For the purpose of this Section 5.3, "Actual Deferral Percentage"
		for a Plan Year means, with respect to the Highly Compensated
		Participant group and Non-Highly Compensated Participant group, the
		average of the ratios, (calculated separately for each Active
		Participant in such group) of:

		(1) The Employee contributions and Employer contributions designated as Employee contributions (if any) allocated to each Highly Compensated Participant's Account for such Plan Year (and contributed to the Plan within 12 months following the end of the Plan Year) and to each Non-Highly Compensated Participant's Elective Account for the preceding Plan Year (and contributed to the Plan within 12 months following the end of the Plan Year); to

		(2) The Active Participant's 414(s) Compensation for such Plan Year or preceding Plan Year respectively.


		The actual deferral ratio for each Active Participant and the
		Actual Deferral Percentage for each group shall be calculated to
		the nearest one-hundredth of one percent.  Employee contributions
		allocated to each Non-Highly Compensated Employee's Account for the
		preceding Plan Year shall be reduced by excess Employee
		contributions for the preceding Plan Year to the extent such excess
		amounts arise under this Plan or any other plan maintained by the
		Employer."

10.	Section 5.3(c) of the Plan is hereby deleted and subsequent subsections are relettered accordingly.

11.	Section 5.4(a)(2) of the Plan is hereby amended to read in its entirety as follows:

		"(2)  On or before the fifteenth day of the third month following
		      the end of each Plan Year, the Highly Compensated Participant
			having the largest amount of Employee contributions and
			Employer contributions designated as Employee contributions
			(if any) shall have his portion of excess Employee
			contributions distributed to him until one of the tests set
			forth above is satisfied, or until his amount of Employee
			contributions and Employer contributions designated as
			Employee contributions (if any) equals the amount of Employee
			contributions and Employer contributions designated as

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			Employee contributions (if any) of the Highly Compensated
			Participant having the second largest amount.  This process
			shall continue until one of the tests set forth above is
			satisfied.  For each Highly Compensated Participant, the
			amount of excess contributions is equal to the Employee
			contributions and applicable Employer contributions (if any)
			used to satisfy the Actual Deferral Percentage tests on
			behalf of such Highly Compensated Participant (determined
			prior to the application of this paragraph) minus the amount
			determined by multiplying the Highly Compensated
			Participant's actual deferral ratio (determined after
			application of this paragraph) by his 414(s) Compensation.
			However, in determining the amount of excess Employee
			contributions to be distributed with respect to an affected
			Highly Compensated Participant as determined herein, such
			amount shall be reduced by any excess Employee contributions
			previously distributed to such affected Highly Compensated
			Participant for his taxable year ending with or within such
			Plan Year."

12.	Section 5.4(b) of the Plan is hereby deleted.

13.	Section 5.5(b) of the Plan is hereby amended to read in its entirety as follows:

	"(b)	For the purpose of this Section 5.5, "Actual Contribution
		Percentage" for a Plan Year means, with respect to the Highly
		Compensated Participant group and Non-Highly Compensated
		Participant group, the average of the ratios (calculated separately
		for each Participant in each group) of:

		(1)	the Employer matching contributions (if any) made pursuant to
			Section 5.1(b) on behalf of each such Highly Compensated
			Participant for such Plan Year and each Non-Highly
			Compensated Participant group for the preceding Plan Year; to

		(2)	the Active Participant's 414(s) Compensation for such Plan
			Year or preceding Plan Year respectively.

		The actual contribution ratio must be rounded to the nearest one-hundredth of one percent."

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14.	Section 5.5(d) of the Plan is hereby deleted and subsequent subsections are hereby relettered accordingly.

15.	Section 5.6(a) of the Plan is hereby amended to read in its entirety as follows:

		"(a)	In the event that the Actual Contribution Percentage for the
			Highly Compensated Participant group exceeds the Actual
			Contribution Percentage for the Non-Highly Compensated
			Participant group pursuant to Section 5.5(a), the Committee
			(on or before the fifteenth day of the third month following
			the end of the Plan Year, but in no event later than the
			close of the following Plan Year) shall direct the Trustee to
			distribute to the Highly Compensated Participant having the
			largest amount of Employer matching contributions, his vested
			portion of excess matching contributions (and income
			allocable to such contributions) and, if forfeitable, forfeit
			such non-vested Employer matching contributions (and income
			allocable to such forfeitures) until either one of the tests
			set forth in Section 5.5(a) is satisfied, or until his
			remaining amount equals the amount of Employer matching
			contributions of the Highly Compensated Participant having
			the second largest amount.  This process shall continue until
			one of the tests set forth in Section 5.5(a) is satisfied.
			The distribution of excess matching contributions shall be
			made in the following order:

			(1)	Employer matching contributions distributed pursuant to
				Section 5.4(a);

			(2)	Remaining Employer matching contributions."

16.	Section 5.6(f) of the Plan is hereby deleted.

17.	Article IX of the Plan is hereby amended by adding the following new
Section 9.5 to the end thereof, to read in its entirety as follows, effective as of December 12, 1994:

		"9.5 USERRA Compliance. Loan repayments will be suspended under this Plan, as permitted under Code Section 414(u). "

18.	Section 10.2 of the Plan is hereby amended to read in its entirety as follows:

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		"10.2  Commencement of Benefit Payments.  The payment of benefits
	under the Plan shall be made or begin on or after the date a Participant terminates his service with the Employer and not later than the 120th day after the Participant terminates his service with the Employer (or, in the event of a Participant's Total Disability, within 120 days after the determination of Total Disability). In addition, payment of a Participant's benefits may be made or begin, at the Participant's election, at any time on or after January 1 of the calendar year in which the Participant attains age 70-1/2. Notwithstanding the foregoing, payment of a Participant's benefits shall be made or begin not later than April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 70-1/2, or (ii) the calendar year in which the Participant retires, provided, however, that this clause (ii) shall not apply in the case of a Participant who is a "five (5) percent owner" at any time during the five (5) Plan Year period ending in the calendar year in which he attains age 70 1/2 or, in the case of a Participant who becomes a "five (5) percent owner" during any subsequent Plan Year, clause (ii) shall no longer apply and the required beginning date shall be the April 1st of the calendar year following the calendar year in which such subsequent Plan Year ends."

19.	Sections 10.8, 10.9, 10.11 and 10.13 of the Plan are hereby amended by changing all references to "$3,500" to "$5,000", effective as of January 1, 1998.

20.	Section 17.7 of the Plan is hereby amended by adding the following new paragraph to the end thereof, to read in its entirety as follows:

		"Notwithstanding any provision of this Section to the contrary, an offset to a Participant's accrued benefit against an amount that the Participant is ordered or required to pay the Plan with respect to a judgment, order, or decree issued, or a settlement entered into, on or after August 5, 1997, shall be permitted in accordance with Code Sections 401(a)(13)(C) and (D)."


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